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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): MARCH 27, 2006

             CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED (Exact name of registrant as specified in its charter)

          MARYLAND                 001-32162              80-0067704
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)      Identification Number)

                50 ROCKEFELLER PLAZA                             10020
                    NEW YORK, NY                               (Zip Code)
      (Address of principal executive offices)

                                 (212) 492-1100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 27, 2006, Corporate Property Associates 16 - Global Incorporated (the "Company") entered into (1) an Amended and Restated Sales Agency Agreement by and between the Company and Carey Financial LLC and (2) a Selected Dealer Agreement by and among the Company, Carey Financial LLC, W. P. Carey & Co. LLC, Carey Asset Management Corporation and Ameriprise Financial Services, Inc., in connection with the offer and sale by the Company of up to $950,000,000 of shares of its common stock, par value $0.001 per share (the "Shares"), including up to $400,000,000 of shares issuable pursuant to the Company's Amended and Restated 2003 Distribution Reinvestment and Stock Purchase Plan (the "Offering"). The Shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the regulations thereunder pursuant to the Company's Registration Statement on Form S-11 (No. 333-119265), as amended, and related prospectus dated March 23, 2006.

ITEM 8.01 OTHER EVENTS

The Company received a legal opinion from Clifford Chance US LLP dated March 27, 2006 in connection with the Offering relating to certain tax matters, including the Company's qualification and taxation as a real estate investment trust under the Internal Revenue Code of 1986, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

8.1      Opinion of Clifford Chance US LLP as to certain tax matters

10.4 Amended and Restated Sales Agency Agreement by and between Corporate Property Associates 16 - Global Incorporated and Carey Financial LLC dated March 27, 2006

10.20    Selected Dealer Agreement by and among Corporate Property Associates 16
         - Global Incorporated, Carey Financial LLC, W.P. Carey & Co. LLC, Carey Asset Management Corporation and Ameriprise Financial Services, Inc. dated March 27, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CORPORATE PROPERTY ASSOCIATES 16 -
                                    GLOBAL INCORPORATED

Date: March 30, 2006                By: /s/ Thomas Zacharias
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                                        Thomas Zacharias, Managing Director and
                                        Chief Operating Officer